UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

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Definitive Proxy Statement

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Soliciting Material Under Rule 14a-12

Mustang Bio, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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MUSTANG BIO, INC.
2 Gansevoort Street, 9th Floor
New York, New York 10014
Dear Stockholder:
You are cordially invited to the Annual Meeting of Stockholders (the “Annual Meeting”) of Mustang Bio, Inc. (“Mustang” or the “Company”), to be held at 3:00 p.m. local time, on Tuesday, June 18, 2019, at the offices of our legal counsel, Alston & Bird LLP, located at 90 Park Avenue, New York, New York 10016. At the meeting, the stockholders will be asked to (i) elect six directors for a term of one year, (ii) ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2019, and (iii) approve our 2019 Employee Stock Purchase Plan. You will also have the opportunity to ask questions and make comments at the meeting.
In accordance with the rules and regulations of the Securities and Exchange Commission, we are furnishing our proxy statement and annual report to stockholders for the year ended December 31, 2018 on the Internet. You may have already received our “Important Notice Regarding the Availability of Proxy Materials,” which was mailed on or about April 30, 2019. That notice described how you can obtain our proxy statement and annual report. You can also receive paper copies of our proxy statement and annual report upon request.
It is important that your stock be represented at the meeting regardless of the number of shares you hold. You are encouraged to specify your voting preferences by marking our proxy card and returning it as directed. If you do attend the meeting and wish to vote in person, you may revoke your proxy at the meeting.
If you have any questions about the proxy statement or the accompanying 2018 Annual Report, please contact Robyn Hunter, our Corporate Secretary at info@mustangbio.com.
We look forward to seeing you at the Annual Meeting.
Sincerely,
/s/ Manuel Litchman, M.D.

Manuel Litchman, M.D.
President and Chief Executive Officer
April 30, 2019
New York, New York

MUSTANG BIO, INC.
2 Gansevoort Street, 9th Floor
New York, New York 10014
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
The Annual Meeting of Stockholders of Mustang Bio, Inc. will be held at the offices of our legal counsel, Alston & Bird LLP, located at 90 Park Avenue, New York, New York 10016, on Tuesday, June 18, 2019, at 3:00 p.m., local time. At the meeting, stockholders will consider and act on the following items:
1.
Elect six directors for a term of one year;

2.
Ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2019;

3.
Approve our 2019 Employee Stock Purchase Plan; and

4.
Transact any other business that may properly come before the Annual Meeting or any adjournment of the Annual Meeting.

Only those stockholders of record as of the close of business on April 26, 2019, are entitled to vote at the Annual Meeting or any postponements or adjournments thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available for your inspection beginning April 30, 2019, at our offices located at 2 Gansevoort Street, New York, New York 10014, between the hours of 10:00 a.m. and 5:00 p.m., local time, each business day.
YOUR VOTE IS IMPORTANT!
Instructions on how to vote your shares via the Internet are contained on the “Important Notice Regarding the Availability of Proxy Materials,” which was mailed on or about April 30, 2019. Instructions on how to obtain a paper copy of our proxy statement and annual report to stockholders for the year ended December 31, 2018, are listed on the “Important Notice Regarding the Availability of Proxy Materials.” These materials can also be viewed online by following the instructions listed on the “Important Notice Regarding the Availability of Proxy Materials.”
If you choose to receive a paper copy of our proxy statement and annual report, you may vote your shares by completing and returning the proxy card that will be enclosed.
Submitting your proxy does not affect your right to vote in person if you decide to attend the Annual Meeting. You are urged to submit your proxy as soon as possible, regardless of whether or not you expect to attend the Annual Meeting. You may revoke your proxy at any time before it is voted at the Annual Meeting by (i) delivering written notice to our Corporate Secretary, Robyn Hunter, at our address above, (ii) submitting a later dated proxy card, (iii) voting again via the Internet as described in the “Important Notice Regarding the Availability of Proxy Materials,” or (iv) attending the Annual Meeting and voting in person. No revocation under (i) or (ii) will be effective unless written notice or the proxy card is received by our Corporate Secretary at or before the Annual Meeting.

When you submit your proxy, you authorize Manuel Litchman, M.D. and Brian Achenbach to vote your shares at the Annual Meeting and on any adjournments of the Annual Meeting in accordance with your instructions.
By Order of the Board of Directors,
/s/ Robyn Hunter

Robyn Hunter
Corporate Secretary
April 30, 2019
New York, New York

MUSTANG BIO, INC.
2 Gansevoort Street, 9th Floor
New York, New York 10014
PROXY STATEMENT
This proxy statement is being made available via Internet access, beginning on or about April 30, 2019, to the owners of shares of common stock of Mustang Bio, Inc. (the “Company,” “our,” “we,” or “Mustang”) as of April 26, 2019, in connection with the solicitation of proxies by our Board of Directors for our 2019 Annual Meeting of Stockholders (the “Annual Meeting”). On or about April 30, 2019, we sent an “Important Notice Regarding the Availability of Proxy Materials” to our stockholders. If you received this notice by mail, you will not automatically receive by mail our proxy statement and annual report to stockholders for the year ended December 31, 2018. If you would like to receive a printed copy of our proxy statement, annual report and proxy card, please follow the instructions for requesting such materials in the notice. Upon request, we will promptly mail you paper copies of such materials free of charge.
The Annual Meeting will take place at the offices of our legal counsel, Alston & Bird LLP, located at 90 Park Avenue, New York, New York 10016 on Tuesday, June 18, 2019, at 3:00 p.m., local time. Our Board of Directors encourages you to read this document thoroughly and take this opportunity to vote, via proxy, on the matters to be decided at the Annual Meeting. As discussed below, you may revoke your proxy at any time before your shares are voted at the Annual Meeting.

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QUESTIONS AND ANSWERS
Q.
Why did I receive an “Important Notice Regarding the Availability of Proxy Materials”?

A.
In accordance with Securities and Exchange Commission (“SEC”) rules, instead of mailing a printed copy of our proxy materials, we may send an “Important Notice Regarding the Availability of Proxy Materials” to stockholders. All stockholders will have the ability to access the proxy materials on a website referred to in the notice or to request a printed set of these materials at no charge. You will not receive a printed copy of the proxy materials unless you specifically request one from us. Instead, the notice instructs you as to how you may access and review all of the important information contained in the proxy materials via the Internet and submit your vote via the Internet.

Q.
When is the Annual Meeting?

A.
The Annual Meeting will be held at 3:00 p.m., Eastern Time, on June 18, 2019.

Q.
Where will the Annual Meeting be held?

A.
The Annual Meeting will be held at the offices of Alston & Bird LLP, our legal counsel, located at 90 Park Avenue, New York, New York 10016.

Q.
What is the purpose of the Annual Meeting?

A.
At the Annual Meeting, our stockholders will act upon the matters outlined in the Notice of Annual Meeting of Stockholders accompanying this proxy statement, including (i) electing six directors for a term of one year, (ii) ratifying the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2019, (iii) approving our 2019 Employee Stock Purchase Plan, and (iv) transacting any other business that may properly come before the Annual Meeting or any adjournment thereof.

Q.
Who is entitled to vote at our Annual Meeting?

A.
Only stockholders of record at the close of business on, April 26, 2019, which we refer to as the Record Date, are entitled to receive notice of the Annual Meeting and to vote the shares that they held on that date at the Annual Meeting, or any adjournment or postponement thereof. As of the close of business on the Record Date, we had 31,353,918 shares of common stock and 862,392 shares of Class A Common Stock outstanding. Each share of common stock entitles its holder to one vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting may be examined at our offices located at 2 Gansevoort Street, New York, New York 10014, between the hours of 10:00 a.m. and 5:00 p.m., local time, each business day during the 10 days preceding the Annual Meeting.

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Stockholders of Record: Shares Registered in Your Name.   If on the Record Date your shares were registered directly in your name with our transfer agent, Continental Transfer and Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card, to ensure your vote is counted.

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Beneficial Owner: Shares Registered in the Name of a Broker, Bank, Custodian or Other Nominee.   If on the Record Date your shares were held in an account at a brokerage firm, bank, custodian or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank, custodian or other nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank, custodian or other nominee.

Q.
How many votes do I have?

A.
On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.

Q.
How do I vote?

A.
Whether you hold shares directly as the stockholder of record or indirectly as the beneficial owner of shares held for you by a broker or other nominee (i.e., in “street name”), you may direct your vote without attending the Annual Meeting. You may vote by granting a proxy or, for shares you hold in street name, by submitting voting instructions to your broker or nominee. In most instances, you will be able to do this by internet, telephone or by mail. Please refer to the summary instructions below and those included on your proxy card or, for shares you hold in street name, the voting instruction card provided by your broker or nominee.

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By Internet — If you have Internet access, you may authorize your proxy from any location in the world as directed in our “Important Notice Regarding the Availability of Proxy Materials.”

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By Telephone — If you are calling from the United States or Canada, you may authorize your proxy by following the “By Telephone” instructions on the proxy card or, if applicable, the telephone voting instructions that may be described on the voting instruction card sent to you by your broker or nominee.

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By Mail — You may authorize your proxy by signing your proxy card and mailing it in the enclosed, postage-prepaid and addressed envelope. For shares you hold in street name, you may sign the voting instruction card included by your broker or nominee and mail it in the envelope provided.

Q.
What is a proxy?

A.
A proxy is a person you appoint to vote your shares on your behalf. If you are unable to attend the Annual Meeting, our Board of Directors is seeking your appointment of a proxy so that your shares may be voted. If you vote by proxy, you will be designating Manuel Litchman, M.D., our President and Chief Executive Officer, and Brian Achenbach, our Senior Vice President of Finance and Corporate Controller, as your proxies. Dr. Litchman and/or Mr. Achenbach may act on your behalf and have the authority to appoint a substitute to act as your proxy.

Q.
How will my shares be voted if I vote by proxy?

A.
Your proxy will be voted according to the instructions you provide. If you complete and submit your proxy but do not otherwise provide instructions on how to vote your shares, your shares will be voted (i) “FOR” the individuals nominated to serve as members of our Board of Directors, (ii) “FOR” the ratification of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2019, and (iii) “FOR” the approval of our 2019 Employee Stock Purchase Plan. Presently, our Board does not know of any other matter that may come before the Annual Meeting. However, your proxies are authorized to vote on your behalf, using their discretion, on any other business that properly comes before the Annual Meeting.

Q.
Can I change my vote after I return my proxy card?

A.
Yes. You may revoke your proxy at any time before the final vote at the Annual Meeting by. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

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You may send a written notice that you are revoking your proxy to our Corporate Secretary, Robyn Hunter, at our address above (so long as we receive such notice no later than the close of business on the day before the Annual Meeting);

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You may submit a later dated proxy card or voting again via the internet as described in the “Important Notice Regarding the Availability of Proxy Materials”; or

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You may attend the Annual Meeting and notify the election officials at the Annual Meeting that you wish to revoke your proxy and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker, bank, custodian or other nominee, you should follow the instructions provided by such broker, bank, custodian or other nominee.
Q.
Is my vote confidential?

A.
Yes. All votes remain confidential.

Q.
How are votes counted?

A.
Before the Annual Meeting, our Board of Directors will appoint one or more inspectors of election for the meeting. The inspector(s) will determine the number of shares represented at the meeting, the existence of a quorum and the validity and effect of proxies. The inspector(s) will also receive, count, and tabulate ballots and votes and determine the results of the voting on each matter that comes before the Annual Meeting.

Abstentions and votes withheld, and shares represented by proxies reflecting abstentions or votes withheld, will be treated as present for purposes of determining the existence of a quorum at the Annual Meeting. They will not be considered as votes “for” or “against” any matter for which the stockholder has indicated their intention to abstain or withhold their vote, except for abstentions under Proposals Two and Three which will have the same effect as a vote against. Broker or nominee non-votes, which occur when shares held in “street name” by brokers or nominees who indicate that they do not have discretionary authority to vote on a particular matter, will not be considered as votes “for” or “against” that particular matter. Broker and nominee non-votes will be treated as present for purposes of determining the existence of a quorum, and may be entitled to vote on certain matters at the Annual Meeting.
Q.
What constitutes a quorum at the Annual Meeting?

A.
In accordance with Delaware law (the law under which we are incorporated) and our Bylaws, the presence at the Annual Meeting, by proxy or in person, of the holders of a majority of the outstanding shares of the capital stock entitled to vote at the Annual Meeting constitutes a quorum, thereby permitting the stockholders to conduct business at the Annual Meeting. Abstentions, votes withheld, and broker or nominee non-votes will be included in the calculation of the number of shares considered present at the Annual Meeting for purposes of determining the existence of a quorum.

If a quorum is not present at the Annual Meeting, a majority of the stockholders present in person and by proxy may adjourn the meeting to another date. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting by our Board, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the adjourned meeting. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the originally called meeting.
Q.
What vote is required to elect our directors for a one-year term?

A.
The affirmative vote of a plurality of the votes of the shares present, in person or by proxy, at the Annual Meeting is required for the election of each of the nominees for director. “Plurality” means that the nominees receiving the largest number of votes up to the number of directors to be elected at the Annual Meeting will be duly elected as directors. Abstentions, votes withheld, and broker or nominee non-votes will not affect the outcome of director elections; provided, however, our Class A Common Stock has the right to elect a majority of our directors.

Q.
What vote is required to ratify BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2019?

A.
The affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required to approve the ratification of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2019. Abstentions will have the same effect as a negative vote. However, broker or nominee non-votes, and shares represented by proxies reflecting broker or nominee non-votes, will not have the effect of a vote against this proposal as they are not considered to be present and entitled to vote on this matter.
Q.
What vote is required to approve our 2019 Employee Stock Purchase Plan?

A.
The affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required to approve our 2019 Employee Stock Purchase Plan. Abstentions and votes withheld will have the same effect as a negative vote. However, broker or nominee non-votes, and shares represented by proxies reflecting broker or nominee non-votes, will not have the effect of a vote against this proposal as they are not considered to be present and entitled to vote on this matter.

Q.
How can I find out the results of the voting at the Annual Meeting?

A.
We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Form 8-K filed with the SEC, within four business days after the Annual Meeting.

Q.
Who was our independent public accountant for the year ending December 31, 2018? Will they be represented at the Annual Meeting?

A.
BDO USA, LLP was the independent registered public accounting firm that audited our financial statements for the year ending December 31, 2018. We expect a representative of BDO USA, LLP to be present at the Annual Meeting. The representative will have an opportunity to make a statement and will be available to answer your questions.

Q.
Who is paying for this proxy solicitation?

A.
We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. If you choose to vote over the internet, you are responsible for internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. Proxies also may be solicited by employees and our directors by mail, telephone, facsimile, e-mail or in person.

Q.
How can I obtain a copy of our annual report on Form 10-K?

A.
We have filed our annual report on Form 10-K for the year ended December 31, 2018, with the SEC. The annual report on Form 10-K is also included in the 2018 Annual Report to Stockholders. You may obtain, free of charge, a copy of our annual report on Form 10-K, including financial statements, by writing to our Corporate Secretary, Robyn Hunter, or by email at info@Mustangbio.com. Upon request, we will also furnish any exhibits to the annual report on Form 10-K as filed with the SEC.

CORPORATE GOVERNANCE
Our Board of Directors
Our Bylaws provide that our Board shall consist of between one and nine directors, and such number of directors within this range may be determined from time to time by resolution of our board of directors or our stockholders. Currently, we have six directors. The following individuals are being nominated to serve on our Board (See “Proposal 1 — Election of Directors; Nominees”):
Name	Age	Position	Director Since
Michael S. Weiss	53	Chairman of the Board of Directors and Executive Chairman	2015
Lindsay A. Rosenwald, M.D.	64	Director	2015
Neil Herskowitz	61	Director	2015
Manuel Litchman, M.D.	65	President and Chief Executive Officer, and Director	2017
Adam J. Chill	51	Director	2017
Michael J. Zelefsky, M.D.	58	Director	2017
The Board does not have a formal policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board, as the Board believes that it is in the best interests of the Company to make that determination based on the direction of the Company and the current membership of the Board. The Board has determined that having a director who is an executive officer serve as the Chairman is not in the best interest of the Company’s stockholders at this time.
Mustang has a risk management program overseen by Manuel Litchman, M.D., our President and Chief Executive Officer. Dr. Litchman and management identify material risks and prioritize them for our Board. Our Board regularly reviews information regarding our credit, liquidity, operations, and compliance as well as the risks associated with each.
The following biographies set forth the names of our directors and director nominees, their ages, the year in which they first became directors, their positions with us, their principal occupations and employers for at least the past five years, any other directorships held by them during the past five years in companies that are subject to the reporting requirements of the Securities Exchange Act of 1934 (the “Exchange Act”), or any company registered as an investment company under the Investment Company Act of 1940, as well as additional information, all of which we believe sets forth each director nominee’s qualifications to serve on the Board. There is no family relationship between and among any of our executive officers or directors. On April 7, 2017, we entered into an Executive Employment Agreement with Dr. Litchman, pursuant to which, among other things, the Company agreed to use its best efforts to cause Dr. Litchman to be nominated and reelected to the Board. Except as described herein, there are no arrangements or understandings between any of our executive officers or directors and any other person pursuant to which any of them are elected as an officer or director.
Mustang adheres to the corporate governance standards adopted by The Nasdaq Stock Market (“Nasdaq”). Nasdaq rules require our Board to make an affirmative determination as to the independence of each director. Consistent with these rules, our Board completed its annual review of director independence on April 29, 2019. During the review, our Board considered relationships and transactions during 2018 between each director or any member of his immediate family, on the one hand, and the Company and our subsidiaries and affiliates, on the other hand. The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent. Based on this review, our Board determined that Adam Chill, Neil Herskowitz, and Michael Zelefsky are independent under the criteria established by Nasdaq and our Board.
Current Directors/Nominees
Michael S. Weiss — Chairman of the Board of Directors and Executive Chairman
Mr. Weiss has served as Chairman of our Board of Directors since May 2015 and has also served as our Executive Chairman since January 2017. He previously served as our interim President & CEO from

March 2015 to April 2017. He is also the Executive Vice Chairman, Strategic Development of Fortress Biotech, Inc., a position he has held since February 2014, and the Chairman of the Board of Directors of Checkpoint Therapeutics, Inc., where he previously served as interim President & CEO from March 2015 to December 2016. Mr. Weiss was also a board member of Avenue Therapeutics, Inc. from March 2015 to February 2018 and the Chairman of the Board of National Holdings Corporation from September 2016 to June 2018. Since December 2011, Mr. Weiss has served in multiple capacities at TG Therapeutics, Inc., and is currently its Executive Chairman, Chief Executive Officer and President. Mr. Weiss is a co-founder of and has been a managing partner and principal of Opus Point Partners Management, LLC, an asset management firm in the life sciences industry, since 2008. Mr. Weiss earned his J.D. from Columbia Law School and his B.S. in Finance from The University at Albany. He began his professional career as a lawyer with Cravath, Swaine & Moore LLP. In 1999, Mr. Weiss founded Access Oncology which was later acquired by Keryx Biopharmaceuticals in 2004. Following the merger, Mr. Weiss remained as Chief Executive Officer of Keryx and grew the company to close to a $1.0 billion market capitalization company at its peak. Based on Mr. Weiss’s biotechnology and pharmaceutical industry experience, as well as his extensive management experience, the Board of Directors believes that Mr. Weiss has the appropriate set of skills to serve as a member of the Board in light of the Company’s business and structure.
Effective January 1, 2017, the Board of Directors of the Company approved and authorized the execution of a Board Advisory Agreement with Caribe BioAdvisors, LLC (the “Advisor”), which is owned by Michael S. Weiss, to provide the Board with the advisory services of Mr. Weiss as Chairman of the Board of Directors and Executive Chairman. Pursuant to the Advisory Agreement, the Advisor will be paid an annual cash fee of  $60,000, in addition to any and all annual equity incentive grants paid to members of the Board.
Lindsay A. Rosenwald, M.D.
Dr. Rosenwald has served as a member of our Board of Directors since inception. Dr. Rosenwald has been a member of the Board of Directors of Fortress Biotech, Inc. since October 2009 and has served as its Chairman, President and Chief Executive Officer since December 2013. From November 2014 to August 2015, Dr. Rosenwald served as Interim President and CEO of Checkpoint Therapeutics, Inc. and remains on that company’s board of directors. He also serves on the board of directors of Avenue Therapeutics, Inc. Dr. Rosenwald is also Co-Portfolio Manager and Partner of OPPM, which he joined in 2009. Prior to that, from 1991 to 2008, he served as the Chairman of Paramount BioCapital, Inc. Over the last 25 years, Dr. Rosenwald has acted as a biotechnology entrepreneur and has been involved in the founding and recapitalization of numerous public and private biotechnology and life sciences companies. Dr. Rosenwald received his B.S. in finance from Pennsylvania State University and his M.D. from Temple University School of Medicine. Based on Dr. Rosenwald’s biotechnology and pharmaceutical industry experience and in-depth understanding of the Company’s business, the Board of Directors believes that Dr. Rosenwald has the appropriate set of skills to serve as a member of the Board in light of the Company’s business and structure.
Neil Herskowitz
Mr. Herskowitz has served as a member of our Board of Directors since August 2015. Mr. Herskowitz has served as the managing member of the ReGen Group of companies, located in New York, since 1998, which include ReGen Capital Investments LLC and Riverside Claims Investments LLC. He has also served as the President of its affiliate, Riverside Claims LLC, since June 2004. Mr. Herskowitz serves as a member of the board of directors for two of our affiliates, Checkpoint Therapeutics, Inc. and Avenue Therapeutics, Inc. He also serves as Chairman of the board of directors of Starting Point Services for Children, a not-for-profit corporation. Mr. Herskowitz received a B.B.A. in Finance from Bernard M. Baruch College in 1978. Based on Mr. Herskowitz’s financial industry experience and in-depth understanding of our business, the Board of Directors believes that Mr. Herskowitz has the appropriate set of skills to serve as a member of the Board.
Manuel Litchman, M.D. — President and Chief Executive Officer
Dr. Litchman has served as our President and CEO, and as a member of our Board of Directors, since April 2017. Dr. Litchman joined Mustang from Arvinas, LLC, where he served as President and Chief

Executive Officer. While at Arvinas, Dr. Litchman oversaw the advancement of the company’s pipeline of protein-degradation therapeutics for the treatment of cancers and other diseases toward Investigational New Drug applications, and secured multi-target discovery collaborations with Merck and Genentech. Prior to Arvinas, Dr. Litchman spent more than 18 years with Novartis Pharmaceuticals Corporation, where he held positions of increasing responsibility related to the development of Novartis’ oncology pipeline. Most recently, Dr. Litchman served as Senior Vice President and Executive Global Program Head, CTL019, Cell & Gene Therapies Unit, where he led a collaboration with the University of Pennsylvania investigating chimeric antigen receptor modified T cells (CAR Ts) directed against CD19 on B cell malignancies. Prior to the CTL019 collaboration, Dr. Litchman served as Novartis’ Vice President and Head, Oncology Business Development & Licensing. Earlier in his career, Dr. Litchman was a senior equity analyst at Ursus Capital and directed oncology/immunology clinical research at Hoffmann-La Roche Inc. Dr. Litchman received his M.D. from Yale University School of Medicine, and his B.A. from Princeton University. He completed his internal medicine residency and hematology-oncology fellowship at New York-Presbyterian/Weill Cornell Medical Center. Based on Dr. Litchman’s biotechnology and pharmaceutical industry experience and in-depth understanding of our business, the Board of Directors believes that Dr. Litchman has the appropriate set of skills to serve as a member of the Board.
Adam J. Chill
Mr. Chill has served as a member of our Board of Directors since June 2017. Mr. Chill is the President of and a Portfolio Manager at Kingsbrook Partners LP, an alternative asset management firm he co-founded in March 2009. From February 2001 to March 2009, Mr. Chill was a Portfolio Manager and Managing Director at Highbridge Capital Management, LLC, an alternative asset management firm owned by J.P. Morgan Asset Management. At Highbridge, Mr. Chill was responsible for structuring, negotiating and monitoring Highbridge’s portfolio of structured investments in public and private companies worldwide. From April 2000 to February 2001, Mr. Chill worked at Angelo, Gordon & Co., an alternative asset management firm. From October 1992 to April 2000, Mr. Chill was a corporate attorney specializing in securities and mergers and acquisitions at Stroock & Stroock & Lavan LLP. Mr. Chill serves as Vice President and a member of the Executive Committee of the American Friends of Shalva, the Association for Mentally and Physically Challenged Children in Israel. Mr. Chill received his B.A., magna cum laude, from Yeshiva University and his J.D. from Columbia University School of Law, where he was a Harlan Fiske Stone Scholar. Based on Mr. Chill’s extensive legal experience and knowledge of the financial industry, the Board of Directors believes that Mr. Chill has the appropriate set of skills to serve as a member of the Board.
Michael J. Zelefsky, M.D.
Dr. Zelefsky has served as a member of our Board of Directors since June 2017. Dr. Zelefsky has served as a Member at Memorial Sloan-Kettering Cancer Center Department of Radiation Oncology since 2005. He has served as Chief of Memorial Sloan-Kettering’s Brachytherapy Service since 2000, and has been a Professor of Radiation Oncology at Weill Cornell Medical College, Cornell University since 1994. He is a recognized expert in radiation therapy and has helped develop and enhance Memorial Sloan-Kettering’s prostate brachytherapy program during his tenure. Dr. Zelefsky received a Bachelor of Arts in Biology (summa cum laude) from Yeshiva University in 1982 and a Medical Doctor degree from Albert Einstein College of Medicine in 1986. Dr. Zelefsky is currently Editor-in-Chief of Brachytherapy and has previously served as president of the American Brachytherapy Society. Based on Dr. Zelefsky’s extensive experience and background in oncology, the Board of Directors believes that Dr. Zelefsky has the appropriate set of skills to serve as a member of the Board.
During 2018, our Board held four meetings. During 2018, each incumbent director who served their full term and are standing for election attended at least 75% of the meetings of the Board of Directors and the meetings of those committees on which each incumbent director served, in each case during the period that such person was a director. The permanent committees established by our Board of Directors are the Audit Committee and the Compensation Committee, descriptions of which are set forth in more detail below. Our directors are expected to attend each Annual Meeting of Stockholders, and it is our expectation that all of the directors standing for election will attend this year’s Annual Meeting. Last year, all of our directors attended the 2018 Annual Meeting of Stockholders.

Communicating with the Board of Directors
Our Board has established a process by which stockholders can send communications to the Board. You may communicate with the Board as a group, or to specific directors, by writing to Robyn Hunter, our Corporate Secretary, at our offices located at 2 Gansevoort Street, 9th Floor, New York, NY 10014. The Corporate Secretary will review all such correspondence and regularly forward to our Board a summary of all correspondence and copies of all correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board that he otherwise determines requires their attention. Directors may at any time review a log of all correspondence we receive that is addressed to members of our Board and request copies of any such correspondence. Concerns relating to accounting, internal controls, or auditing matters may be communicated in this manner, or may be submitted on an anonymous basis via e-mail at info@mustangbio.com. These concerns will be immediately brought to the attention of our Audit Committee and handled in accordance with procedures established by our Audit Committee.
Audit Committee
The Audit Committee currently consists of Adam J. Chill, Neil Herskowitz, and Michael J. Zelefsky, M.D. Mr. Chill chairs the Audit Committee.
The Audit Committee held five meetings during the fiscal year ended December 31, 2018. The duties and responsibilities of the Audit Committee are set forth in the Charter of the Audit Committee which was recently reviewed by our Audit Committee. A copy of the Charter of the Audit Committee is available on our website, located at ir.mustangbio.com. Among other things, the duties and responsibilities of the Audit Committee include reviewing and monitoring our financial statements and internal accounting procedures, the selection of our independent registered public accounting firm and consulting with, reviewing the services provided by our independent registered public accounting firm and identifying and assessing any related party transactions in collaboration with counsel, accountants and management. Our Audit Committee has sole discretion over the retention, compensation, evaluation and oversight of our independent registered public accounting firm.
The SEC and Nasdaq have established rules and regulations regarding the composition of audit committees and the qualifications of audit committee members. Our Board of Directors has examined the composition of our Audit Committee and the qualifications of our Audit Committee members in light of the current rules and regulations governing audit committees. Based upon this examination, our Board of Directors has determined that each member of our Audit Committee is independent and is otherwise qualified to be a member of our Audit Committee in accordance with the rules of the SEC and Nasdaq.
Additionally, the SEC requires that at least one member of the Audit Committee have a “heightened” level of financial and accounting sophistication. Such a person is known as the “audit committee financial expert” under the SEC’s rules. Our Board of Directors has determined that Mr. Chill is an “audit committee financial expert,” as the SEC defines that term, and is an independent member of our Board of Directors and our Audit Committee. Please see Mr. Chill’s biography under “Corporate Governance — Our Board of Directors” beginning on page 5 for a description of his relevant experience.
The report of the Audit Committee can be found on page 13 of this proxy statement.
Compensation Committee
The Compensation Committee currently consists of Adam J. Chill, Neil Herskowitz and Michael J. Zelefsky, M.D. Mr. Herskowitz chairs the Compensation Committee.
The Compensation Committee held one meeting during the fiscal year ended December 31, 2018. The duties and responsibilities of the Compensation Committee are set forth in the Charter of the Compensation Committee which was recently reviewed by our Compensation Committee. A copy of the Charter of the Compensation Committee is available on our website, located at ir.mustangbio.com. As discussed in its Charter, among other things, the duties and responsibilities of the Compensation Committee include approving any corporate goals and objectives relating to the compensation of our executive officers, evaluating the performance of our executive officers, and administering all of our executive compensation programs, including, but not limited to, our incentive and equity-based plans. The

Compensation Committee evaluates the performance of all of our executive officers on an annual basis and reviews and approves on an annual basis all compensation programs and awards relating to such officers. The Compensation Committee applies discretion in the determination of individual executive compensation packages to ensure compliance with the Company’s compensation philosophy. Our Chief Executive Officer makes recommendations to the Compensation Committee with respect to the compensation packages for officers other than himself.
Nasdaq has established rules and regulations regarding the composition of compensation committees and the qualifications of compensation committee members. Our Board of Directors has examined the composition of our Compensation Committee and the qualifications of our Compensation Committee members in light of the current rules and regulations governing compensation committees. Based upon this examination, our Board of Directors has determined that each member of our Compensation Committee is independent and is otherwise qualified to be a member of our Compensation Committee in accordance with such rules.
Nominating Process
We do not currently have a nominating committee or any other committee serving a similar function. Although we do not have a written charter in place to select director nominees, our Board of Directors has adopted resolutions regarding the director nomination process. We believe that the current process in place functions effectively to select director nominees who will be valuable members of our Board of Directors.
We identify potential nominees to serve as directors through a variety of business contacts, including current executive officers, directors, community leaders and stockholders. We may, to the extent deemed appropriate by the Board of Directors, retain a professional search firm and other advisors to identify potential nominees.
We will also consider candidates recommended by stockholders for nomination to our Board. A stockholder who wishes to recommend a candidate for nomination to our Board must submit such recommendation to our Corporate Secretary, Robyn Hunter, at our offices located at 2 Gansevoort Street, 9th Floor, New York, New York 10014. Any recommendation must be received not less than 50 calendar days nor more than 90 calendar days before the anniversary date of the previous year’s annual meeting. All stockholder recommendations of candidates for nomination for election to our Board must be in writing and must set forth the following: (i) the candidate’s name, age, business address, and other contact information, (ii) the number of shares of common stock beneficially owned by the candidate, (iii) a complete description of the candidate’s qualifications, experience, background and affiliations, as would be required to be disclosed in the proxy statement pursuant to Schedule 14A under the Exchange Act, (iv) a sworn or certified statement by the candidate in which he or she consents to being named in the proxy statement as a nominee and to serve as director if elected, and (v) the name and address of the stockholder(s) of record making such a recommendation.
We believe that our Board as a whole should encompass a range of talent, skill, and expertise enabling it to provide sound guidance with respect to our operations and interests. Our independent directors evaluate all candidates to our Board by reviewing their biographical information and qualifications. If the directors determine that a candidate is qualified to serve on our Board, such candidate is interviewed by at least one of the directors and our Chief Executive Officer. Other members of the Board also have an opportunity to interview qualified candidates. The directors then determine, based on the background information and the information obtained in the interviews, whether to recommend to the Board that the candidate be nominated for approval by the stockholders to fill a directorship. With respect to an incumbent director whom the directors are considering as a potential nominee for re-election, the directors review and consider the incumbent director’s service during his or her term, including the number of meetings attended, level of participation, and overall contribution to the Board. The manner in which the directors evaluate a potential nominee will not differ based on whether the candidate is recommended by our directors or stockholders.
We consider the following qualifications, among others, when making a determination as to whether a person should be nominated to our Board: the independence of the director nominee; the nominee’s character and integrity; financial literacy; level of education and business experience, including experience relating to biopharmaceutical companies; whether the nominee has sufficient time to devote to our Board;

and the nominee’s commitment to represent the long-term interests of our stockholders. We review candidates in the context of the current composition of the Board and the evolving needs of our business. We believe that each of the current members of our Board (who are also our director nominees) has the requisite business, biopharmaceutical, financial or managerial experience to serve as a member of the Board, as described above in their biographies under the heading “Our Board of Directors.” We also believe that each of the current members of our Board has other key attributes that are important to an effective board, including integrity, high ethical standards, sound judgment, analytical skills, and the commitment to devote significant time and energy to service on the Board and its committees.
We do not have a formal policy in place with regard to diversity in considering candidates for our Board, but the Board strives to nominate candidates with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills and expertise to oversee our business.
Code of Business Conduct and Ethics
We have adopted a Code of Ethics, or the Code, which applies to all of our directors and employees, including our principal executive officer and principal financial officer. The Code includes guidelines dealing with the ethical handling of conflicts of interest, compliance with federal and state laws, financial reporting, and our proprietary information. The Code also contains procedures for dealing with and reporting violations of the Code. We have posted our Code of Ethics on our website, located at www.Mustangbio.com.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS
BDO USA, LLP, the independent registered public accounting firm that audited our financial statements for the year ended December 31, 2018, has served as our independent registered public accounting firm since October 2016. We expect a representative of BDO USA, LLP to be present at the Annual Meeting. The representative will have an opportunity to make a statement and will be available to answer your questions.
Our Board has asked the stockholders to ratify the selection of BDO USA, LLP as our independent registered public accounting firm. See “Proposal Two: Ratification of Appointment of BDO USA, LLP as Our Independent Registered Public Accounting Firm” on page 24 of this proxy statement. The Board has reviewed the fees described below and concluded that the payment of such fees is compatible with maintaining BDO USA, LLP’s independence. All proposed engagements of BDO USA, LLP, whether for audit services, audit-related services, tax services, or permissible non-audit services, were pre-approved by our Board.
Audit Fees
For the fiscal years ended December 31, 2018 and 2017, BDO USA, LLP billed us an aggregate of approximately $210,881 and $168,500, respectively, in fees for the professional services rendered in connection with the audits of our annual financial statements included in our Annual Reports on Form 10-K for those two fiscal years, the review of our financial statements included in our Quarterly Reports on Form 10-Q during those two fiscal years, and other services provided in connection with registration statements.
Audit-Related Fees
During the fiscal years ended December 31, 2018 and 2017, we were not billed by BDO USA, LLP for any fees for audit-related services reasonably related to the performance of the audits and reviews for those two fiscal years, in addition to the fees described above under the heading “Audit Fees.”
Tax Fees
During the fiscal years ended December 31, 2018 and 2017, we were not billed by BDO USA, LLP for any fees for professional services rendered for tax compliance, tax advice, and tax planning services.
All Other Fees
During the fiscal years ended December 31, 2018 and 2017, we were not billed by BDO USA, LLP for any fees for services, other than those described above, rendered to us for those two fiscal years.
Pre-Approval of Services
Our Audit Committee has established a policy setting forth the procedures under which services provided by our independent registered public accounting firm will be pre-approved by our Audit Committee. The potential services that might be provided by our independent registered public accounting firm fall into two categories:
•
Services that are permitted, including the audit of our annual financial statements, the review of our quarterly financial statements, related attestations, benefit plan audits and similar audit reports, financial and other due diligence on acquisitions, and federal, state, and non-US tax services; and

•
Services that may be permitted, subject to individual pre-approval, including compliance and internal-control reviews, indirect tax services such as transfer pricing and customs and duties, and forensic auditing.

Services that our independent registered public accounting firm may not legally provide include such services as bookkeeping, certain human resources services, internal audit outsourcing, and investment or investment banking advice.

All proposed engagements of our independent registered public accounting firm, whether for audit services or permissible non-audit services, are pre-approved by our Audit Committee. We jointly prepare a schedule with our independent registered public accounting firm that outlines services which we reasonably expect we will need from our independent registered public accounting firm, and categorize them according to the classifications described above. Each service identified is reviewed and approved or rejected by our Audit Committee.

REPORT OF THE AUDIT COMMITTEE
In monitoring the preparation of our financial statements, the Audit Committee met with both management and BDO USA, LLP, our independent registered public accounting firm for the year ended December 31, 2018, to review and discuss all financial statements prior to their issuance and to discuss any and all significant accounting issues. Management and our independent registered public accounting firm advised the Audit Committee that each of the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee’s review included a discussion of the matters required to be discussed pursuant to the Statement on Auditing Standards No. 1301, “Communication with Audit Committees,” as amended, (Codification of Statements on Auditing Standards, AU Section 380) as adopted by the Public Company Accounting Oversight Board (PCAOB) in Rule 3200T, or SAS 1301. SAS 1301 requires our independent registered public accounting firm to discuss with the Board, among other things, the following:
•
Methods used to account for significant or unusual transactions;

•
The effect of any accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•
The process used by management to formulate sensitive accounting estimates and the basis for the independent registered public accounting firm’s conclusion regarding the reasonableness of any such estimates; and

•
Any disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures necessary in the financial statements.

The Audit Committee has discussed the independence of BDO USA, LLP, including the written disclosures made by BDO USA, LLP to the Board, as required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence.” PCAOB Rule 3526 requires the independent registered public accounting firm to (i) disclose in writing all relationships that, in the independent registered public accounting firm’s professional opinion, may reasonably be thought to bear on independence, (ii) confirm their perceived independence, and (iii) engage in a discussion of independence with the Audit Committee.
Finally, the Audit Committee continues to monitor the scope and adequacy of our internal controls and other procedures, including any and all proposals for adequate staffing and for strengthening internal procedures and controls where appropriate and necessary. These measures include, without limitation, a quarterly review of related party transactions and relationships pursuant to regularly-updated reports prepared by Fortress’ internal legal counsel and Chief Financial Officer.
On the basis of these reviews and discussions, the Audit Committee approved the inclusion of our audited financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, for filing with the SEC.
By the Audit Committee
Adam J. Chill
Neil Herskowitz
Michael J. Zelefsky
April 30, 2019
New York, New York

OUR EXECUTIVE OFFICERS
Executive Officers
Our current executive officers are as follows:
Name	Age	Position
Manuel Litchman, M.D.	65	President and Chief Executive Officer
Brian Achenbach	54	Sr. Vice President of Finance and Corporate Controller
No executive officer is related by blood, marriage or adoption to any other director or executive officer.
Dr. Litchman’s biography is presented under “Corporate Governance” on page 5 of this proxy statement.
Brian Achenbach — Senior Vice President of Finance and Corporate Controller
Mr. Achenbach has served as Senior Vice President of Finance & Corporate Controller since March 2019 and joined Mustang in October 2017 as Vice President of Finance & Corporate Controller. Prior to Mustang, Mr. Achenbach served as Vice President & Corporate Controller at Amerigen Pharmaceuticals Limited, where he oversaw finance and accounting functions as the company established itself as a commercial organization in the U.S. and China. Prior to Amerigen, Mr. Achenbach served as Vice President of Finance for the Americas and Vice President of Global Financial Planning & Analysis at ConvaTec Group PLC, a global medical products and technologies company, where he led finance and accounting operations in the U.S., Canada and South America. Earlier in his career, Mr. Achenbach held roles of increasing responsibility in finance and accounting at Mylan N.V., Andrx Corporation (acquired by Watson Pharmaceuticals Inc. in 2006) and IVAX Corporation (acquired by Teva Pharmaceutical Industries Ltd. in 2005). Mr. Achenbach holds an M.B.A. in finance from Roosevelt University in Chicago, and a B.A. in economics from the University of Florida in Gainesville.

EXECUTIVE COMPENSATION
As an emerging growth company, we are eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies. These include, but are not limited to, reduced disclosure obligations regarding executive compensation in our proxy statements, including the requirement to include a Compensation Discussion and Analysis, as well as an exemption from the requirement to hold a non-binding advisory vote on executive compensation. We have elected to comply with the scaled disclosure requirements applicable to emerging growth companies. As an emerging growth company, we are permitted to limit reporting of compensation disclosure to our principal executive officer and our two other most highly compensated executive officers, which we refer to as our “named executive officers” or our “NEOs.”
Summary Compensation Table
The following table sets forth information concerning compensation paid by us to our NEOs for their services rendered to us in all capacities during the years ended December 31, 2017 and 2018.
Dr. Litchman and Mr. Achenbach commenced employment in 2017.
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(3)	Total ($)
Manuel Litchman, M.D. President and Chief Executive Officer	2018	$403,128	201,564	—	—	—	$820	$605,512
	2017	$266,750	135,465	—	$5,968,798	—	$547	$6,371,560
Brian Achenbach Senior Vice President of Finance and Corporate Controller	2018	$231,544	69,463	—	—	—	—	$301,007
	2017	$49,271	35,000	$618,750	—	—	—	$703,021

(1)
For 2018, the Compensation Committee awarded discretionary bonuses of  $201,564 to Dr. Litchman and $69,463 to Mr. Achenbach. Payment of fifty percent of Dr. Litchman’s discretionary bonus was deferred until achievement of certain milestones in 2019.

(2)
The amounts in the “Stock Awards” and “Option Awards” column reflect the aggregate grant date fair value of restricted stock units and stock options granted during the year computed in accordance with the provisions of FASB ASC Topic 718. The assumptions used in calculating these amounts are incorporated by reference to Note 7 to the financial statements in our annual report on Form 10-K filed with the SEC on March 18, 2019.

(3)
All other compensation for 2018 for Dr. Litchman includes long term disability insurance premiums of $820.

Narrative to Summary Compensation Table
Employment Agreements
Dr. Litchman
In April 2017, we entered into an employment agreement with Dr. Litchman, our Chief Executive Officer. Pursuant to Dr. Litchman’s employment agreement, he receives an annual salary of  $395,000 and is eligible for an incentive bonus linked to the realization of certain corporate milestones to be established annually by the Board of Directors or the Compensation Committee. Dr. Litchman’s target annual bonus is equal to fifty percent (50%) of his annual salary, and the Board of Directors or the Compensation Committee will determine the actual payout amount each year. Dr. Litchman’s annual bonus for 2018 is described under “Annual Incentive Bonus” below. The employment agreement provides that if we terminate Dr. Litchman without cause or if he resigns for good reason, as those terms are defined in the employment agreement, he will be entitled to: (i) severance payments at a rate equal to his base salary then in effect for a period of 12 months following his termination date; (ii) a pro-rata share of the annual incentive bonus for the year in which the termination occurred, to be paid when and if such bonus would have been paid under the employment agreement, (iii) accelerated partial vesting of all unvested time-based equity awards with respect to the same number of shares that would have vested if Dr. Litchman had continued in employment for one year following the termination date; and (iv) if Dr. Litchman timely elects continued health insurance coverage under COBRA, the entire premium necessary to continue such coverage for Dr. Litchman and Dr. Litchman’s eligible dependents until the conclusion of the time when Dr. Litchman is receiving continuation of base salary payments or until Dr. Litchman becomes eligible for group health insurance coverage under another employer’s plan, whichever occurs first, provided however that we have the right to terminate such payment of COBRA premiums on behalf of Dr. Litchman and instead pay him a lump sum amount equal to the COBRA premium times the number of months remaining in the specified period if we determine in our discretion that continued payment of COBRA premiums is or may be discriminatory under Section 105(h) of the Internal Revenue Code. In addition, if Dr. Litchman is terminated without cause or resigns for good reason within twelve months following a change in control, 100% of the shares subject to options and other equity awards granted to him will fully vest. In the event Dr. Litchman’s employment is terminated due to his death or disability, he or his estate will receive continuing salary payments for six months and a pro-rate share of the annual incentive bonus for the year in which the termination occurred, to be paid when and if such bonus would have been paid under the employment agreement. In each case, the severance benefits are conditioned upon Dr. Litchman’s execution and non-revocation of a release of claims against the Company.
Employment Arrangement with Mr. Achenbach
Mr. Achenbach does not have an employment agreement. Mr. Achenbach’s base salary for 2018 was $231,544.
Annual Incentive Bonus
In 2018, Dr. Litchman was eligible to earn a target annual cash incentive equal to 50% of his base salary per the terms of his Employment Agreement and Mr. Achenbach was eligible to earn a target annual bonus equal to 30% of his base salary in 2018.
Dr. Litchman’s annual cash incentive and Mr. Achenbach’s bonus were based upon the Company’s performance against pre-established corporate goals and objectives, which included a combination of clinical and nonclinical goals related to our products (weighted at an aggregate of 90% of the target awards) as well as other corporate development goals (weighted at 10% of the target awards), and each executive’s individual performance based upon subjective performance reviews. Also, reach goals were identified and provided additional opportunities of obtaining an annual incentive award. The goals were achieved at an aggregate level of 100% reflecting the successful achievement of clinical, nonclinical, and corporate development goals as well as some of our reach goals. Accordingly, the executives were paid 100% of their target bonus amounts. The actual amounts paid to the executives pursuant to their annual cash incentive awards and bonuses are reported in the “Summary Compensation Table” as bonus compensation.

Equity Awards
The Compensation Committee has granted each of Dr. Litchman and Mr. Achenbach equity awards under our Mustang Bio, Inc. 2016 Incentive Plan (the “2016 Plan”). In 2017, Dr. Litchman received an option to purchase 1,041,675 shares, which vests as described in footnote (2) to the Outstanding Equity Awards table below, and Mr. Achenbach received an award of 55,000 restricted shares, which vest as described in footnote (3) to the Outstanding Equity Awards table below.
Outstanding Equity Awards at Fiscal Year-End 2018
	Option Awards				Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(1) ($)
Manuel Litchman, M.D.	195,313	846,362	$5.73	4/24/2027	―	―
Brian Achenbach	―	―	―	―	41,250	$121,275

(1)
Market value is based on $2.94 per share, the closing price of our common stock on the Nasdaq Global Market on December 31, 2018, the last trading day of the fiscal year.

(2)
The option vests as follows: (i) one half of the option will vest over time, with 25% of such shares vesting after twelve months of employment, and the remaining shares vesting in twelve equal quarterly installments thereafter, subject to Dr. Litchman’s “continuous service” (as defined in the 2016 Plan) to the Company on each vesting date; (ii) the remaining one half of the option will vest and become exercisable upon the occurrence of the following milestones being achieved, in each case subject to Dr. Litchman’s continuous service to the Company on the date of such occurrences: (A) 25% of such shares will vest upon the dosing of the first patient in the first Phase 2 clinical trial of any Company product candidate; (B) 25% of such shares will vest upon the dosing of the first patient in the first Phase 2 clinical trial of a second Company product candidate; (C) 25% of such shares will vest upon the Company’s achievement of a fully-diluted market capitalization of  $500,000,000; and (D) 25% of such shares will vest upon the Company’s achievement of a fully-diluted market capitalization of $1 billion.

(3)
The restricted shares vest as follows: (i) 13,750 shares vested on the first day of the first “open trading window” (as determined in the Company’s then-effective insider trading policy) following December 4, 2018; (ii) 13,750 shares will vest on December 4, 2019; (iii) 13,750 shares will vest on December 4, 2020; and (iv) 13,750 shares will vest on December 4, 2021.

DIRECTOR COMPENSATION
Director Compensation Program
In January 2016, our directors adopted a Non-Employee Directors Compensation Plan for our non-employee directors pursuant to our 2016 Incentive Plan. Our non-employee directors will receive the following compensation:
Cash Compensation:
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$50,000 annual retainer; and

•
$10,000 additional annual retainer for the Audit Committee Chair.

Equity Compensation:
•
Initial Equity Grant: 50,000 shares of restricted stock, which shares shall vest and become non-forfeitable in equal annual installments over three years, beginning on the third (3rd) anniversary of the grant date, subject to the director’s continued service on the board of directors on such date.

•
Re-Election Equity Grant: The greater of  (i) a number of shares of restricted stock having a fair market value on the grant date of  $50,000, or (ii) 10,000 shares of restricted stock, which shares shall vest and become non-forfeitable on the third (3rd) anniversary of the grant date, subject to the director’s continued service on the board of directors on such date.

In addition, each non-employee director receives reimbursement for reasonable travel expenses incurred in attending meetings of our board of directors and meetings of committees of our board of directors.
Director Compensation Table
The following table sets forth the cash and other compensation we paid to the non-employee members of our Board of Directors for all services in all capacities during 2018.
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Total ($)
Neil Herskowitz	$50,000	$78,900	$128,900
Lindsay A. Rosenwald, M.D.	$50,000	$78,900	$128,900
Michael S. Weiss(2)	$60,000	$78,900	$138,900
Manuel Litchman, M.D.	—	—	—
Adam J. Chill	$60,000	$78,900	$138,900
Michael J. Zelefsky, M.D.	$50,000	$78,900	$128,900

(1)
Represents cash retainer for serving on our Board and committees of the Board.

(2)
Pursuant to the Advisory Agreement, the Advisor is paid an annual cash fee of  $60,000, for the services of Mr. Weiss as Chairman of the Board and Executive Chairman in addition to any and all annual equity incentive grants paid to members of the Board.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of the shares of our common stock to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Such officers, directors and 10% stockholders are also required by SEC rules to furnish us with copies of any Forms 3, 4 or 5 that they file. The SEC rules require us to disclose late filings of initial reports of stock ownership and changes in stock ownership by our directors, executive officers and 10% stockholders. Based solely on a review of copies of the Forms 3, 4 and 5 furnished to us by reporting persons and any written representations furnished by certain reporting persons, we believe that during the fiscal year ended December 31, 2018, all Section 16(a) filing requirements applicable to our directors, executive officers and 10% stockholders were completed in a timely manner, except for one Form 4 filing related to one transaction by Adam J. Chill, one Form 4 filing related to four transactions by Brian Achenbach, one Form 4 filing related to two transactions by Neil Herskowitz, and one Form 4 filing related to five transactions by Manuel Litchman, M.D.
RELATED-PERSON TRANSACTIONS
Since January 1, 2018, the Company has not been a party to any transaction in which the amount involved exceeded or will exceed $120,000, and in which any of its directors, named executive officers or beneficial owners of more than 5% of the Company’s capital stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest, and other than compensation, termination, and change-in-control arrangements.
The written charter of the Audit Committee authorizes, and the Nasdaq Stock Market listing rules require, the Audit Committee to review and approve related-party transactions. In reviewing related-party transactions, the Audit Committee applies the basic standard that transactions with affiliates should be made on terms no less favorable to the Company than could have been obtained from unaffiliated parties. Therefore, the Audit Committee reviews the benefits of the transactions, terms of the transactions and the terms available from unrelated third parties, as applicable. All transactions other than compensatory arrangements between the Company and its officers, directors, principal stockholders and their affiliates will be approved by the Audit Committee or a majority of the disinterested directors, and will continue to be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.
The following is a summary of each transaction or series of similar transactions since the inception of Mustang to which it was or is a party and that:
•
the amount involved exceeded or exceeds $120,000 or is greater than 1% of our total assets; and

•
any of our directors or executive officers, any holder of 5% of our capital stock or any member of their immediate family had or will have a direct or indirect material interest.

Founders Agreement and Management Services Agreement with Fortress
Effective March 13, 2015, the Company entered a Founders Agreement with Fortress Biotech, Inc. (“Fortress”), which was amended and restated on May 17, 2016 and again on July 26, 2016 (the “Mustang Founders Agreement”). The Mustang Founders Agreement provides that, in exchange for the time and capital expended in the formation of Mustang and the identification of specific assets the acquisition of which result in the formation of a viable emerging growth life science company, Fortress loaned $2.0 million, representing the up-front fee required to acquire the Company’s license agreement with City of Hope. The Mustang Founders Agreement has a term of 15 years, which upon expiration automatically renews for successive one-year periods unless terminated by Fortress and the Company or a Change in Control (as defined in the Mustang Founders Agreement) occurs. Concurrently with the second amendment on July 26, 2016, to the Mustang Founders Agreement, Fortress entered into an Exchange Agreement whereby Fortress exchanged its 7.25 million Class B Common shares for 7.0 million common shares and 250,000 Class A Preferred shares. Class A Preferred Stock is identical to common stock other than as to voting rights, conversion rights and the PIK Dividend right (as described below).
Each share of Class A Preferred Stock will be entitled to vote the number of votes that is equal to one and one-tenth (1.1) times a fraction, the numerator of which is the sum of  (A) the shares of outstanding Mustang common stock and (B) the whole shares of Mustang common stock into which the shares of outstanding Class A Common Stock and Class A Preferred Stock are convertible and the denominator of which is the number of shares of outstanding Class A Preferred Stock. Thus, the Class A Preferred Stock will at all times constitute a voting majority. Each share of Class A Preferred Stock is convertible, at Fortress’ option, into one fully paid and nonassessable share of Mustang common stock, subject to certain adjustments. As holders of Class A Preferred Stock, Fortress will receive on each January 1 (each a “PIK Dividend Payment Date”) until the date all outstanding Class A Preferred Stock is converted into common stock or redeemed (and the purchase price is paid in full), pro rata per share dividends paid in additional fully paid and nonassessable shares of common stock (“PIK Dividends”) such that the aggregate number of shares of common stock issued pursuant to such PIK Dividend is equal to 2.5% of Mustang’s fully-diluted outstanding capitalization on the date that is one (1) business day prior to any PIK Dividend Payment Date.
As additional consideration under the Mustang Founders Agreement, Mustang will also: (i) pay an equity fee in shares of common stock, payable within five business days of the closing of any equity or debt financing for Mustang or any of its respective subsidiaries that occurs after the effective date of the Mustang Founders Agreement and ending on the date when Fortress no longer has majority voting control in the Company’s voting equity, equal to 2.5% of the gross amount of any such equity or debt financing; and (ii) pay a cash fee equal to 4.5% of the Company’s annual net sales, payable on an annual basis, within 90 days of the end of each calendar year. In the event of a Change in Control, the Company will pay a one-time change in control fee equal to five times the product of  (A) net sales for the twelve months immediately preceding the change in control and (B) 4.5%.
Effective as of March 13, 2015, the Company entered into a Management Services Agreement (the “MSA”) with Fortress. Pursuant to the terms of the MSA, for a period of five years, Fortress will render advisory and consulting services to the Company. Services provided under the MSA may include, without limitation, (i) advice and assistance concerning any and all aspects of the Company’s operations, clinical trials, financial planning and strategic transactions and financings and (ii) conducting relations on behalf of the Company with accountants, attorneys, financial advisors and other professionals (collectively, the “Services”). The Company is obligated to utilize clinical research services, medical education, communication and marketing services and investor relations/public relation services of companies or individuals designated by Fortress, provided those services are offered at market prices. However, the Company is not obligated to take or act upon any advice rendered from Fortress and Fortress shall not be liable for any of its actions or inactions based upon their advice. Fortress and its affiliates, including all members of the Company’s Board of Directors, have been contractually exempt from fiduciary duties to the Company relating to corporate opportunities. In consideration for the Services, the Company will pay Fortress an annual consulting fee of  $0.5 million (the “Annual Consulting Fee”), payable in advance in equal quarterly installments on the first business day of each calendar quarter in each year, provided, however, that such Annual Consulting Fee shall be increased to $1.0 million for each calendar year in which the Company has net assets in excess of  $100 million at the beginning of the calendar year. For the years ended December 31, 2018 and December 31, 2017, the Company recorded approximately $500,000 and $500,000, respectively, as expense related to this agreement.
Michael S. Weiss, our Chairman of the Board of Directors, is currently Executive Vice Chairman of Fortress. The MSA and Founders Agreements were negotiated with Fortress.
As of December 30, 2016, the Board of Directors of the Company, approved and authorized the execution of an advisory agreement effective as of January 1, 2017 (the “Advisory Agreement”) with Caribe BioAdvisors, LLC (the “Advisor”), owned by Michael S. Weiss, the Chairman of the Board, to provide the board advisory services of Mr. Weiss as Executive Chairman. Pursuant to the Advisory Agreement, the Advisor will be paid an annual cash fee of  $60,000, in addition to any and all annual equity incentive grants paid to members of the Board.

STOCK OWNERSHIP OF OUR DIRECTORS, EXECUTIVE OFFICERS,
AND 5% BENEFICIAL OWNERS
The following table shows information, as of April 26, 2019, concerning the beneficial ownership of our common stock by:
•
each person we know to be the beneficial owner of more than 5% of our common stock;

•
each of our current directors;

•
each of our NEOs shown in our Summary Compensation Table; and

•
all current directors and NEOs as a group.

As of April 26, 2019, there were 31,353,918 shares of our common stock, 862,392 shares of our Class A Common Stock, and 250,000 shares of our Class A Preferred Stock outstanding. In order to calculate a stockholder’s percentage of beneficial ownership, we include in the calculation those shares underlying options or warrants beneficially owned by that stockholder that are vested or that will vest within 60 days of April 26, 2019. Shares of restricted stock are deemed to be outstanding. Options or warrants held by other stockholders that are not attributed to the named beneficial owner are disregarded in this calculation. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the shares of our common stock. Unless we have indicated otherwise, each person named in the table below has sole voting power and investment power for the shares listed opposite such person’s name, except to the extent authority is shared by spouses under community property laws.
	Common Stock Beneficially Owned
Name and Address of Beneficial Owner(1)	Number of Shares and Nature of Beneficial Ownership	Percentage of Total Common Stock
Michael S. Weiss	520,000(2)	1.6%
Manuel Litchman, M.D.	288,419	0.9%
Brian Achenbach	16,250	0.1%
Lindsay A. Rosenwald, M.D.	570,000(2)	1.8%
Neil Herskowitz	71,000	0.2%
Adam J. Chill	63,000	0.2%
Michael J. Zelefsky, M.D.	60,000	0.2%
All executive officers and directors as a group	588,669(3)	1.8%
5% or Greater Stockholders:
Fortress Biotech, Inc.	11,922,698(4)	36.8%(4)

(1)
The address of each of the directors, officers and owners of 5% or more of our common stock listed is c/o Mustang Bio, Inc., 2 Gansevoort Street, 9th Floor, New York, NY 10014.

(2)
Includes 500,000 warrants issued by Fortress to each of Mr. Weiss and Dr. Rosenwald that cover shares of our common stock that are owned by Fortress. These do not represent equity compensation by us to either Mr. Weiss or Dr. Rosenwald.

(3)
The total calculation for all executive officers and directors as a group does not include Mr. Weiss’ and Dr. Rosenwald’s warrants, which have not yet been exercised. The shares underlying the warrants are currently held by Fortress and are included in the 11,922,698 shares of common stock shown as held by Fortress.

(4)
Includes shares underlying 500,000 warrants issued to each of Mr. Weiss and Dr. Rosenwald and 250,000 Preferred A shares held by Fortress.

	Class A Common Stock Beneficially Owned
Name and Address of Beneficial Owner(1)	Number of Shares and Nature of Beneficial Ownership	Percentage of Total Class A Common Stock
City of Hope	862,392	100%

(1)
The address City of Hope is 1500 East Duarte Road, Duarte, California 91010.

	Class A Preferred Stock Beneficially Owned
Name and Address of Beneficial Owner(1)	Number of Shares and Nature of Beneficial Ownership	Percentage of Total Class A Preferred Stock
Fortress Biotech, Inc.	250,000	100%

(1)
The address of Fortress Biotech Inc. is c/o Fortress Biotech, Inc., 2 Gansevoort Street, 9th Floor, New York, NY 10014.

PROPOSAL ONE: ELECTION OF DIRECTORS; NOMINEES
Our Bylaws provide that the Board shall consist of not more than nine nor less than one member, as determined from time to time by resolution of the Board. Our Board currently consists of six members. The nominated directors are: Michael S. Weiss, Lindsay A. Rosenwald, M.D., Neil Herskowitz, Manuel Litchman, M.D., Michael J. Zelefsky, M.D. and Adam J. Chill. For information about each of the nominees and our Board generally, please see “Corporate Governance — Our Board of Directors” beginning on page 5. If elected, the nominees will hold office until the next annual meeting and until a respective successor is elected and has been qualified, or until such director resigns or is removed from office. Management expects that each of the nominees will be available for election, but if any of them is unable to serve at the time the election occurs, your proxy will be voted for the election of another nominee to be designated by a majority of the independent directors serving on our Board.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL OF THE NOMINEES FOR DIRECTOR. IF A CHOICE IS SPECIFIED ON THE PROXY BY THE STOCKHOLDER, THE SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED “FOR” ALL OF THE NOMINEES. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A PLURALITY OF THE SHARES OF COMPANY COMMON STOCK REPRESENTED AND ENTITLED TO VOTE AT THE ANNUAL MEETING AT WHICH A QUORUM IS PRESENT IS REQUIRED FOR THE ELECTION OF THE NOMINEES.

PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF BDO USA, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board is submitting the selection of BDO USA, LLP as our independent registered public accounting firm to the stockholders for ratification at our Annual Meeting. Stockholder ratification of our independent registered public accounting firm is not required by our Bylaws or otherwise. If BDO USA, LLP is not ratified as our independent registered public accounting firm by a majority of the shares present or represented by proxy, the Board will review its future selection of independent registered public accounting firm. BDO USA, LLP will still serve as our independent registered public accounting firm for the year ending December 31, 2019, if it is not ratified by our stockholders.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2019. THE AFFIRMATIVE VOTE OF THE MAJORITY OF SHARES PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE MEETING AND ENTITLED TO VOTE ON THE SUBJECT MATTER IS REQUIRED FOR APPROVAL.

PROPOSAL THREE: APPROVAL OF OUR 2019 EMPLOYEE STOCK PURCHASE PLAN
On March 27, 2019, our Board adopted the Mustang Bio, Inc. 2019 Employee Stock Purchase Plan (the “2019 Plan”), providing for the issuance of up to 400,000 shares of the Company’s common stock, $0.0001 par value per share (the “Shares”) to eligible employees, including our executive officers, subject to stockholder approval of the 2019 Plan. We believe that the 2019 Plan will benefit the Company because providing employees of the Company with an opportunity to purchase Shares should prove helpful in attracting, retaining, and motivating valued employees.
The following is a summary of the material provisions of the 2019 Plan and is qualified in its entirety by reference to the complete text of the 2019 Plan, a copy of which is attached to this proxy statement as Exhibit A.
General Information
The 2019 Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended, (the “Code”). There are 400,000 Shares reserved for issuance under the 2019 Plan. The purpose of the 2019 Plan is to attract, retain and motivate employees of the Company by permitting them to participate in the ownership of the Company.
Administration of the Plan
The 2019 Plan is administered by our Board and/or by a committee of our Board having such power as shall be specified by our Board. Generally, each offering of common stock under the 2019 Plan (an “Offering”) is for a period of approximately six (6) months duration (“Offering Period”), with the first period (the “Initial Offering Period”) expected to commence on September 1, 2019 and end on February 29, 2020 (together, called “Offering Periods”). Our Board may adjust the Offering Dates and Periods, subject to certain limitations. The 2019 Plan will continue until terminated by our Board or until all of the Shares reserved for issuance under the 2019 Plan have been issued.
Eligibility
Participation in the 2019 Plan is limited to eligible employees of the Company and any parent or subsidiary corporation of the Company designated by our Board for inclusion in the 2019 Plan (individually, a “Participating Company”) who authorize payroll deductions. Payroll deductions may not exceed 10% of compensation. No person who owns Shares or holds options to purchase, or who as a result of participation in the 2019 Plan would own Shares or hold options to purchase, 5% or more of the total combined voting power or value of all classes of stock of the Company is entitled to participate in the 2019 Plan. In addition, employees (1) who customarily work fewer than 20 hours per week or (2) who customarily work not more than five months in any calendar year are not eligible to participate. Once an employee becomes a participant in the 2019 Plan (a “Participant”), the employee will automatically participate in each successive Offering until such time as the employee either ceases to be an eligible employee, withdraws from the 2019 Plan or terminates employment. As of April 30, 2019, approximately 43 employees would be eligible to participate in the 2019 Plan.
Generally, Offerings will be six months in duration and will commence on September 1 and end on February 28 (or 29 in the case of a leap year) and then commence on March 1 and end on August 31.
Purchase of and Payment for Securities Offered
Each Offering Period shall consist of one (1) purchase period of approximately six (6) months duration (individually, a “Purchase Period”). On the last day of each Purchase Period (the “Purchase Date”), Shares are purchased based on accumulated payroll deductions. The purchase price per share at which the Shares are sold under the 2019 Plan generally will be 85% of the lesser of the fair market value of the Shares on the first day of the Offering or the Purchase Date.
The number of Shares a Participant purchases in each Offering is determined by dividing the total amount of payroll deductions withheld from the Participant’s compensation by the purchase price. Subject to certain limitations, during an Offering each Participant has a “Purchase Right” consisting of the right to purchase the lesser of  (i) the whole number of Shares determined by dividing $25,000 by the fair market value of a Share on the first day of the Offering and (ii) 5,000 Shares. However, Participants may not purchase Shares under the 2019 Plan or any other employee stock purchase plan under Section 423 of the Code having a fair market value exceeding $25,000 (as determined for purposes of the Code as of the Offering Date for each Offering) in any calendar year in which such Participant’s Purchase Right with respect to such Offering remains outstanding. Any cash balance remaining in the Participant’s account is refunded to the Participant as soon as practicable after the Purchase Date. If the refund is less than the amount necessary to purchase a whole Share, the Company may maintain the cash in the Participant’s account and apply it toward the purchase of Shares in the subsequent Purchase Period or Offering.
A Participant may withdraw from an Offering at any time without affecting his or her eligibility to participate in future Offerings. In effect therefore, a Participant is given an option which he or she may or may not exercise at the end of a Purchase Period. However, once a Participant withdraws from an Offering, that Participant may not again participate in the same Offering.
In the event of a Transfer of Control of the Company (as defined in the 2019 Plan), the Board, in its sole discretion, may arrange with the surviving, continuing, successor, or purchasing corporation or parent corporation thereof  (the “Acquiring Corporation”) to assume the Company’s rights and obligations under the 2019 Plan. Purchase Rights which are neither assumed by the Acquiring Corporation nor exercised as of the Transfer of Control terminate as of the date of the Transfer of Control.
The Board may amend or terminate the 2019 Plan but may not affect Purchase Rights previously granted under the 2019 Plan or adversely affect the right of any Participant except as permitted by the 2019 Plan, as necessary to qualify the 2019 Plan as an employee stock purchase plan pursuant to Section 423 of the Code or to obtain qualification or registration of the Shares under applicable foreign, federal or state securities laws. The stockholders must approve any amendment changing the number of Shares reserved under the 2019 Plan or changing the definition of the employees (or class of employees) eligible for participation in the 2019 Plan or the definition of a corporation that may be designated by the Board as a Participating Company within 12 months of the adoption of such amendment.
Federal Income Tax Consequences
The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in the 2019 Plan and does not attempt to describe all possible federal or other tax consequences of such participation. Furthermore, the tax consequences are complex and subject to change, and a taxpayer’s particular situation may be such that some variation of the described rules is applicable. This summary assumes that the exercise of a Purchase Right under the 2019 Plan constitutes an exercise pursuant to an “employee stock purchase plan” under Section 423 of the Code.
Purchase Rights
Generally, there are no tax consequences to an employee of either becoming a Participant in the 2019 Plan or purchasing Shares under the 2019 Plan. The tax consequences of a disposition of Shares vary depending on the period such stock is held before its disposition. If a Participant disposes of Shares within two years of the Offering Date or within one year after the Purchase Date on which the Shares are acquired (a “disqualifying disposition”), the Participant recognizes ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the Shares on the Purchase Date (determined without regard to securities law restrictions) over the purchase price. Any additional gain or resulting loss recognized by the Participant from the disposition of the Shares is a capital gain or loss.
If the Participant disposes of Shares more than two years after the Offering Date or more than one year after the Purchase Date on which the Shares are acquired, or dies while holding Shares (whether or not within such periods) the Participant recognizes ordinary income in the year of disposition or death in an amount equal to the lesser of  (1) the excess of the fair market value of the Shares on the date of disposition or death over the purchase price or (2) the excess of the fair market value of the Shares on the Offering Date over the purchase price. For this purpose, if the purchase price cannot be determined at the date of the Offering Date, then the purchase price is determined as though the option were exercised when granted. Any additional gain recognized by the Participant on the disposition of the Shares is a capital gain.

If the Participant disposes of the Shares in a disqualifying disposition, the Company is entitled to a deduction equal to the amount of ordinary income recognized by the Participant as a result, subject to any applicable limitations under Section 162(m) of the Code. In all other cases, no deduction is allowed the Company.
Adjustments Upon Changes in Capitalization and Other Events
In the event of changes in the common stock of the Company due to a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification, or like change in the Company’s capitalization, or in the event of any merger (including a merger effected for the purpose of changing the Company’s domicile), sale or other reorganization, appropriate adjustments shall be made by the Company in the securities subject to purchase under a Purchase Right, the 2019 Plan’s Share reserve, the number of Shares subject to a Purchase Right, and in the purchase price per Share.
Restrictions on Resale of Stock
Employees who are executive officers or directors of the Company are subject to the reporting and “short swing” profits liability provisions of Section 16 of the Exchange Act. Such provisions may restrict resale of the Company’s common stock purchased under the 2019 Plan. In addition, shares so received by a person deemed an “affiliate” of the Company under the Securities Act must be registered for resale by such person unless such resale complies with the provisions of Rule 144 under the Securities Act. Rule 405 under the Securities Act defines “affiliate” as “a person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with” the Company. The foregoing is not intended to be a complete statement of applicable law, and employees should rely on their own legal counsel.
THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2019 PLAN. THE AFFIRMATIVE VOTE OF THE MAJORITY OF SHARES PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE MEETING AND ENTITLED TO VOTE ON THE SUBJECT MATTER IS REQUIRED FOR APPROVAL.

ADDITIONAL INFORMATION
Householding of Annual Meeting Materials
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement and 2018 Annual Report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you contact us at: Mustang Bio, Inc., 2 Gansevoort Street, New York, New York 10014, Attn: Robyn Hunter. You may also contact us at (781) 652-4500.
If you want to receive separate copies of the proxy statement and annual report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address or phone number.
Stockholder Proposals for Our 2020 Annual Meeting
Only proper proposals under Rule 14a-8 of the Exchange Act which are timely received will be included in the proxy materials for our next annual meeting. In order to be considered timely, such proposal must be received by our Corporate Secretary, Robyn Hunter, at 2 Gansevoort Street, New York, New York 10014, no later than December 31, 2019. We suggest that stockholders submit any stockholder proposal by certified mail, return receipt requested.
Our Bylaws require stockholders to provide advance notice to the Company of any stockholder director nomination(s) and any other matter a stockholder wishes to present for action at an annual meeting of stockholders (other than matters to be included in our proxy statement, which are discussed in the previous paragraph). In order to properly bring business before an annual meeting, our Bylaws require, among other things, that the stockholder submit written notice thereof complying with our Bylaws to Robyn Hunter, our Corporate Secretary, at the above address, not less than 50 days nor more than 90 days prior to the anniversary of the preceding year’s annual meeting. Therefore, the Company must receive notice of a stockholder proposal submitted other than pursuant to Rule 14a-8 (as discussed above) no sooner than March 20, 2020, and no later than April 29, 2020. If a stockholder fails to provide timely notice of a proposal to be presented at our 2020 Annual Meeting of Stockholders, the proxy designated by our Board will have discretionary authority to vote on any such proposal that may come before the meeting.
Other Matters
Our Board does not know of any other matters that may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the person named in the accompanying proxy card to vote, or otherwise act, in accordance with their judgment on such matters.
Solicitation of Proxies
We will bear the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, our officers and employees may solicit proxies in person or by telephone. We may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending proxies and proxy material to beneficial owners.
Incorporation of Information by Reference
The Report of the Board of Directors contained in this proxy statement is not deemed filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings made by us under the Securities Act of 1933, as amended or the Exchange Act, except to the extent that we specifically incorporate such information by reference. Our Annual Report on Form 10-K for the year ended December 31, 2018, delivered to you together with this proxy statement, is hereby incorporated by reference.

EXHIBIT A
Mustang Bio, Inc.

2019 EMPLOYEE STOCK PURCHASE PLAN
1. Purpose.   The Mustang Bio, Inc. 2019 Employee Stock Purchase Plan (the “Plan”) is established to provide eligible employees of Mustang Bio, Inc., a Delaware corporation, and any successor corporation thereto (collectively, “Mustang”), and any current or future parent corporation or subsidiary corporations of Mustang as the Board of Directors of Mustang (the “Board”) shall from time to time designate (collectively referred to as the “Company” and individually referred to as a “Participating Company”), with an opportunity to acquire a proprietary interest in the Company by the purchase of common stock of Mustang. For purposes of the Plan, the terms “parent corporation” and “subsidiary corporation” shall have the meanings as defined in sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the “Code”).
Mustang intends that the Plan shall qualify as an “employee stock purchase plan” under section 423 of the Code (including any amendments or replacements of such section), and the Plan shall be so construed. Any term not expressly defined in the Plan but defined for purposes of section 423 of the Code shall have the same definition herein.
An employee participating in the Plan (a “Participant”) may withdraw such Participant’s accumulated payroll deductions (if any) and terminate participation in the Plan or any Offering (as defined below) therein at any time during a Purchase Period (as defined below). Accordingly, each Participant is, in effect, granted an option pursuant to the Plan to purchase shares of common stock of Mustang (each a “Purchase Right”, and collectively, the “Purchase Rights”) which may or may not be exercised at the end of a Purchase Period.
2. Administration.   The Plan shall be administered by the Board and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references to the Board shall also mean the committee if a committee has been appointed. All questions of interpretation of the Plan or of any Purchase Right shall be determined by the Board and shall be final and binding upon all persons having an interest in the Plan and/or any Purchase Right. Subject to the provisions of the Plan, the Board shall determine all of the relevant terms and conditions of Purchase Rights granted pursuant to the Plan; provided, however, that all Participants granted Purchase Rights pursuant to the Plan shall have the same rights and privileges within the meaning of section 423(b)(5) of the Code. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.
3. Share Reserve.   The maximum number of shares which may be issued under the Plan shall be Four Hundred Thousand (400,000) shares of Mustang’s authorized but unissued common stock, $0.0001 par value (the “Shares”). In the event that any Purchase Right for any reason expires or is canceled or terminated, the Shares allocable to the unexercised portion of such Purchase Right may again be subjected to a Purchase Right.
4. Eligibility.   Any employee of a Participating Company is eligible to participate in the Plan except employees who:
(a) customarily work 20 hours or less per week for a Participating Company;
(b) customarily work not more than five months in any calendar year for a Participating Company; or
(c) as of the start of an Offering, own stock of Mustang (or any parent or subsidiary corporation of Mustang) and/or own or hold options to purchase or who, as a result of participation in the Plan, would own or hold options to purchase, stock of Mustang (or any parent or subsidiary corporation of Mustang), possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of Mustang (or any parent or subsidiary corporation of Mustang) within the meaning of section 423(b)(3) of the Code.
Notwithstanding anything herein contained to the contrary, any individual performing services for a Participating Company solely through a leasing agency or employment agency shall not be deemed an “employee” of such Participating Company.

5. Offering Dates.
(a) Offering Periods.   Except as otherwise set forth below, the Plan shall be implemented by offerings (individually, an “Offering”) of approximately six (6) months duration (an “Offering Period”). The “Initial Offering Date” is September 1, 2019. The initial Offering shall be of six (6) months duration, shall commence on the Initial Offering Date and shall end on February 29, 2020 (the “Initial Offering Period”). Thereafter, Offering Periods shall commence on September 1 and end on February 28 (or 29 in the case of a leap year) and then commence on March 1 and end on August 31. Notwithstanding the foregoing, the Board may establish a different term for one or more Offerings and/or different commencing and/or ending dates for such Offerings. An employee who becomes eligible to participate in the Plan after an Offering Period has commenced shall not be eligible to participate in such Offering but may participate in any subsequent Offering provided such employee is still eligible to participate in the Plan as of the commencement of any such subsequent Offering. Eligible employees may not participate in more than one Offering at a time. The first day of an Offering Period shall be the “Offering Date” for such Offering Period. In the event the first and/or last day of an Offering Period as set forth above is not a Trading Day (as defined below), such first and/or last day shall be deemed to be the last Trading Day before such day, respectively. For purposes of this Plan, “Trading Day” shall mean a day on which national stock exchanges are open for trading.
(b) Purchase Periods.   Except for the Initial Offering Period, each Offering Period shall consist of one (1) purchase period of approximately six (6) months duration (individually, a “Purchase Period”). The last day of each Purchase Period shall be the “Purchase Date” for such Purchase Period. The Purchase Period commencing on the Initial Offering Date of September 1, 2019 (the “First Purchase Period”) shall end on February 29, 2020. Each subsequent Purchase Period after the First Purchase Period will commence with the beginning of the respective Offering Period and end at the end of such respective Offering Period. Notwithstanding the foregoing, the Board may establish a different term for one or more Purchase Periods and/or different commencing dates and/or Purchase Dates for such Purchase Periods, upon providing reasonable notice. In the event the first and/or last day of a Purchase Period as set forth above is not a Trading Day, such first and/or last day shall be deemed to be the last Trading Day before such day, respectively.
(c) Governmental Approval; Stockholder Approval.   Notwithstanding any other provision of the Plan to the contrary, any Purchase Right granted pursuant to the Plan shall be subject to (i) obtaining all necessary governmental approvals and/or qualifications of the sale and/or issuance of the Purchase Rights and/or the Shares, and (ii) obtaining stockholder approval of the Plan as required pursuant to section 423(b)(2) of the Code. Notwithstanding the foregoing, such stockholder approval shall not be necessary in order to grant any Purchase Right granted in the Plan’s Initial Offering Period; provided, however, that the exercise of any such Purchase Right shall be subject to obtaining such stockholder approval of the Plan. If such stockholder approval is not obtained before the end of the Initial Offering Period, this Plan shall be deemed null and void and all rights hereunder shall terminate and each Participant’s accumulated payroll deductions shall be returned as soon as practicable after the termination, without the payment of any interest (unless the Board decides otherwise pursuant to paragraph 9(e) below), to the Participant, and the Participant’s interest in the Offering and/or the Plan, as applicable, shall terminate.
6. Participation in the Plan.   An eligible employee shall become a Participant on the Offering Date after satisfying the eligibility requirements and delivering to the Company not later than three (3) full business days before such Offering Date (the “Subscription Date”) a fully-completed subscription agreement (utilizing a form provided by the Company for such purpose) indicating the employee’s election to participate in the Plan and authorizing initial payroll deductions for the applicable Offering of 1% to 10% of the Participant’s Compensation. An eligible employee who does not deliver such a subscription agreement to the Company on or before the Subscription Date shall not participate in the Plan for that Offering Period or for any subsequent Offering Period unless such employee subsequently enrolls in the Plan by filing such a subscription agreement with the Company by the Subscription Date for such subsequent Offering Period. The Company may, from time to time, change the Subscription Date as deemed advisable by the Company in its sole discretion for proper administration of the Plan, upon providing reasonable notice. Each employee shall be required to comply with above participation requirements, as well as any other requirements set forth in this Plan, with respect to each Offering Period to be a Participant in such Offering Period.
7. Right to Purchase Shares.   Except as set forth below, during an Offering Period each Participant in such Offering Period shall have a Purchase Right consisting of the right to purchase the lesser of:
(a) that number of whole Shares arrived at by dividing Twenty Five Thousand Dollars ($25,000.00) by the fair market value of a Share on the Offering Date of such Offering Period; and
(b) 5,000 Shares.
The “fair market value” of Shares shall be determined in accordance with paragraph 8 below. Shares may only be purchased under the Plan through a Participant’s payroll withholding pursuant to paragraph 9 below. In no event shall a Participant’s Purchase Right permit such Participant to acquire more Shares in any calendar year than is permitted under paragraph 10(a) hereof.
Notwithstanding anything herein to the contrary, each Purchase Right shall expire in accordance with paragraph 9(j) hereof.
8. Purchase Price.   The purchase price at which Shares may be acquired in a given Purchase Period pursuant to the exercise of all or any portion of a Purchase Right granted under the Plan (the “Offering Exercise Price”) shall be set by the Board; provided, however, that the Offering Exercise Price shall not be less than eighty-five percent (85%) of the lesser of  (i) the fair market value of the Shares on the Offering Date of the Offering Period of which the Purchase Period is a part, or (ii) the fair market value of the Shares on the Purchase Date for such Purchase Period. Unless otherwise provided by the Board prior to the commencement of an Offering Period, the Offering Exercise Price for each Purchase Period in that Offering Period shall be eighty-five percent (85%) of the lesser of  (i) the fair market value of the Shares on the Offering Date of such Offering Period or (ii) the fair market value of the Shares on the given Purchase Date. For purposes of the plan, the “fair market value” of the Shares on the applicable dates shall be the closing sales price on The Nasdaq Global Market (or the average of the closing bid and asked prices if the Shares are so quoted instead) or as reported on such other national or regional securities exchange or market system if the Shares are traded on such other exchange or system instead, or as determined by the Board if the Shares are not so reported. If the relevant date does not fall on a day on which the Shares are quoted on The Nasdaq Global Market or such other national or regional securities exchange or market, the date on which the fair market value per Share shall be established shall be the last day on which the Shares were so quoted to such relevant date.
9. Payment of Purchase Price.   Shares which are acquired pursuant to the exercise of all or any portion of a Purchase Right may be paid for only by means of payroll deductions from the Participant’s Compensation during the Offering Period. For purposes of the Plan, a Participant’s “Compensation” with respect to an Offering (i) shall include the Participant’s base salary before deduction for any contributions to any plan maintained by a Participating Company and described in section 401(k) or section 125 of the Code, commissions, overtime and bonuses and (ii) shall not include annual awards, other incentive payments, shift premiums, long-term disability, worker’s compensation or any other payments not specifically referenced in (i). Except as set forth below, the amount of Compensation to be withheld from a Participant’s Compensation during each pay period shall be determined by the Participant’s subscription agreement.
(a) Election to Decrease or Stop Withholding.   During an Offering Period, a Participant may elect to decrease the amount to be withheld as many times as desired, or to stop withholding (by reducing the Participant’s withholding election to 0%), from his or her Compensation by filing an amended subscription agreement with the Company on or before the “Change Notice Date.” The “Change Notice Date” shall initially be the seventh (7th) day prior to the end of the first pay period for which such election is to be effective; however, the Company may change such Change Notice Date from time to time, upon reasonable notice.

(b) Limitations on Payroll Withholding.   The amount of payroll withholding with respect to the Plan for any Participant during any pay period shall be no less than one percent (1%) of the Participant’s Compensation (except where the Participant has elected under Section 9 (a) to decrease the amount of the Participant’s withholding election to 0%) for such pay period, and, unless such 0% withholding is in effect, shall be in one percent (1%) increments not to exceed ten percent (10%) of the Participant’s Compensation for such pay period. Notwithstanding the foregoing, the Board may change the limits on payroll withholding effective as of a future Offering Date, as determined by the Board, upon reasonable notice. Amounts withheld shall be reduced by any amounts contributed by the Participant and applied to the purchase of Company stock pursuant to any other employee stock purchase plan qualifying under section 423 of the Code.
(c) Payroll Withholding.   Payroll deductions shall commence on the first payday following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated by the Participant or otherwise as provided in the Plan.
(d) Participant Accounts.   An individual account shall be maintained under the Plan for each Participant. All payroll deductions from a Participant’s Compensation shall be credited to such account and shall be deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.
(e) No Interest Paid.   Interest shall not be paid on sums withheld from a Participant’s Compensation, unless the Board elects to make such payments to all Participants on a non-discriminatory basis.
(f) Exercise of Purchase Right.   On each Purchase Date of an Offering Period, each Participant who has not withdrawn from the Offering or whose participation in the Offering has not terminated on or before such Purchase Date shall automatically acquire pursuant to the exercise of the Participant’s Purchase Right the number of whole Shares arrived at by dividing the total amount of the Participant’s accumulated payroll deductions for the Purchase Period by the Offering Exercise Price; provided, however, in no event shall the number of Shares purchased by the Participant exceed the number of Shares subject to the Participant’s Purchase Right or the limitations imposed by paragraph 10(a) hereof. No Shares shall be purchased on a Purchase Date on behalf of a Participant whose participation in the Offering or the Plan has terminated on or before such Purchase Date.
(g) Remaining Cash Balance.   Any cash balance remaining in a Participant’s account at the end of a Purchase Date shall be refunded to the Participant as soon as practicable after such Purchase Date. In the event the cash to be returned to a Participant pursuant to the preceding sentence is an amount less than the amount necessary to purchase a whole Share, the Company may establish procedures whereby such cash is maintained in the Participant’s account and applied toward the purchase of Shares in the subsequent Offering Period.
(h) Tax Withholding.   At the time a Purchase Right is exercised, in whole or in part, or at the time some or all of the Shares received pursuant to a Purchase Right are disposed of, the Participant shall make adequate provision for the foreign, federal and state tax withholding obligations of the Company, if any, which arise upon exercise of the Purchase Right and/or upon disposition of Shares, respectively. The Company may, but shall not be obligated to, withhold from the Participant’s Compensation the amount necessary to meet such withholding obligations.
(i) Company Established Procedures.   The Company may, from time to time, establish or change (i) a minimum required withholding amount for participation in an Offering, (ii) limitations on the frequency and/or number of changes in the amount withheld during an Offering, (iii) an exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, (iv) payroll withholding in excess of or less than the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of subscription agreements, and/or (v) such other limitations or procedures as deemed advisable by the Company in the Company’s sole discretion which are consistent with the Plan and in accordance with the requirements of section 423 of the Code.

(j) Expiration of Purchase Right.   Any portion of a Participant’s Purchase Right remaining unexercised after the end of the Offering Period to which such Purchase Right relates shall expire immediately upon the end of such Offering Period.
10. Limitations on Purchase of Shares; Rights as a Stockholder.
(a) Fair Market Value Limitation.   Notwithstanding any other provision of the Plan, no Participant shall be entitled to purchase Shares under the Plan (and under all other employee stock purchase plans which are intended to meet the requirements of section 423 of the Code sponsored by the Company or a parent or subsidiary corporation of the Company) at a rate which exceeds $25,000 in fair market value, which fair market value is determined for Shares purchased during a given Offering Period as of the Offering Date for such Offering Period (or such other limit as may be imposed by the Code), for each calendar year in which such Participant’s Purchase Right with respect to such Offering Period remains outstanding under the Plan (and under all other employee stock purchase plans described in this sentence).
(b) Pro Rata Allocation.   In the event the number of Shares which might be purchased by all Participants in the Plan exceeds the number of Shares available under the Plan (as set forth in paragraph 3), the Company shall make a pro rata allocation of the remaining Shares in as uniform a manner as shall be practicable and as the Company shall determine to be equitable.
(c) Rights as a Stockholder and Employee.   A Participant shall have no rights as a stockholder by virtue of the Participant’s participation in the Plan until the date of the issuance of a stock certificate(s) for the Shares being purchased pursuant to the exercise of the Participant’s Purchase Right. No adjustment shall be made for cash dividends or distributions or other rights for which the record date is prior to the date such stock certificate(s) are issued. Nothing herein shall confer upon a Participant any right to continue in the employ of the Company, or any Participating Company or interfere in any way with any right of the Company, to terminate the Participant’s employment at any time.
11. Withdrawal.
(a) Withdrawal From an Offering.   A Participant may withdraw from an Offering by signing and delivering to the Company a written notice of withdrawal on a form provided by the Company for such purpose (a “Withdrawal Notice”). Such withdrawal may be elected at any time up to three (3) full business days (or such other number of business days as deemed advisable by the Company in its sole discretion for proper administration of the Plan, upon reasonable notice) prior to the end of an Offering. Unless otherwise indicated, withdrawal from an Offering shall not result in such Participant’s withdrawal from the Plan or any succeeding Offering therein. By withdrawing from an Offering effective as of the close of a given Offering, a Participant may immediately commence participation in the next offering commencing immediately thereafter by again satisfying the requirements of paragraphs 4 and 6 above. A Participant is prohibited from again participating in an Offering at any time upon withdrawal from such Offering. The Company may impose, from time to time, a requirement that the notice of withdrawal be on file with the Company for a reasonable period prior to the effectiveness of the Participant’s withdrawal from an Offering.
(b) Return of Payroll Deductions.   Upon withdrawal from an Offering pursuant to paragraph 11(a), the withdrawn Participant’s accumulated payroll deductions which have not been applied toward the purchase of Shares under the Plan shall be returned as soon as practicable after the withdrawal, without the payment of any interest (unless the Board decides otherwise pursuant to paragraph 9(e) above), to the Participant, and the Participant’s interest in the Offering shall terminate. Such accumulated payroll deductions may not be applied to any other Offering under the Plan.
12. Termination of Employment.   Termination of a Participant’s employment with the Company for any reason, including retirement, disability or death or the failure of a Participant to remain an employee eligible to participate in the Plan, shall terminate the Participant’s participation in the Plan immediately. In such event, the payroll deductions credited to the Participant’s account since the last Purchase Date shall, as soon as practicable, be returned to the Participant or, in the case of the Participant’s death, to the Participant’s legal representative, and all of the Participant’s right under the Plan shall terminate. Interest shall not be paid on sums returned to a Participant pursuant to this paragraph 12 unless the Board elects otherwise pursuant to paragraph 9(e) above. A Participant whose participation has been so terminated may again become eligible to participate in the Plan by again satisfying the requirements of paragraphs 4 and 6 above.
13. Transfer of Control.   A “Transfer of Control” shall be deemed to have occurred in the event any of the following occurs with respect to Mustang:
(a) a merger or consolidation in which Mustang is not the surviving corporation;
(b) a merger or consolidation in which Mustang is the surviving corporation where the stockholders of Mustang before such merger or consolidation do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of Mustang;
(c) the sale, exchange, or transfer of all or substantially all of Mustang’s assets other than a sale, exchange, or transfer to one (1) or more subsidiary corporations (as defined in paragraph 1, above) of Mustang;
(d) the direct or indirect sale or exchange by the stockholders of Mustang of all or substantially all of the stock of Mustang where the stockholders of Mustang before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of Mustang after such sale or exchange; or
(e) the liquidation or dissolution of Mustang.
In the event of a Transfer of Control, the Board, in its sole discretion, may shorten the Purchase Period then in progress by setting a new Purchase Date, which shall be before the date of the proposed transaction giving rise to the Transfer of Control, or may arrange with the surviving, continuing, successor, or purchasing corporation, as the case may be (the “Acquiring Corporation”), for the Acquiring Corporation to assume Mustang’s rights and obligations under the Plan. All Purchase Rights shall terminate effective as of the date of the Transfer of Control to the extent that the Purchase Right is neither exercised as of the date of the Transfer of Control nor assumed by the Acquiring Corporation. In the event of such termination, the payroll deductions credited to a Participant’s account since the last Purchase Date prior to such termination shall, as soon as practicable, be returned to the Participant. Interest shall not be paid on such sums returned to a Participant pursuant to this paragraph 13 unless the Board elects otherwise pursuant to paragraph 9(e) above.
14. Capital Changes.   In the event of changes in the common stock of Mustang due to a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification, or like change in Mustang capitalization, or in the event of any merger (including a merger effected for the purpose of changing Mustang’s domicile), sale or other reorganization, appropriate adjustments shall be made by Mustang in the securities subject to purchase under a Purchase Right, the Plan’s share reserve, the number of Shares subject to a Purchase Right, and in the purchase price per Share.
15. Transferability.   A Purchase Right may not be transferred in any manner otherwise than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant. Mustang, in its absolute discretion, may impose such restrictions on the transferability of the Shares purchasable upon the exercise of a Purchase Right as it deems appropriate, and any such restriction shall be set forth in the respective subscription agreement and may be referred to on the certificates evidencing such Shares.
16. Reports.   Each Participant who exercised all or part of his or her Purchase Right for an Offering shall receive, as soon as practicable after the Purchase Date of such Purchase Period, a report of such Participant’s account setting forth the total payroll deductions accumulated, the number of Shares purchased, the fair market value of such Shares, the date of purchase and the remaining cash balance to be refunded or retained in the Participant’s account pursuant to paragraph 9(g) above, if any. In addition, each Participant shall be provided information concerning Mustang equivalent to that information generally made available to Mustang’s common stockholders.

17. Plan Term.   This Plan shall continue until terminated by the Board.
18. Restriction on Issuance of Shares.   The issuance of Shares under the Plan shall be subject to compliance with all applicable requirements of foreign, federal or state law with respect to the Shares. A Purchase Right may not be exercised if the issuance of Shares upon such exercise would constitute a violation of any applicable foreign, federal or state securities laws or other law or regulations. In addition, no Purchase Right may be exercised unless (i) a registration statement under the Securities Act of 1933, as amended, shall at the time of exercise of the Purchase Right be in effect with respect to the Shares issuable upon exercise of the Purchase Right, or (ii) in the opinion of legal counsel to Mustang, the Shares issuable upon exercise of the Purchase Right may be issued in accordance with the terms of an applicable exemption from the registration requirements of said Act. As a condition to the exercise of a Purchase Right, Mustang may require a Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation, and to make any representation or warranty with respect thereto as may be requested by the Company.
19. Legends.   The Company may at any time place legends or other identifying symbols referencing any applicable foreign, federal and/or state securities restrictions or any provision convenient in the administration of the Plan on some or all of the certificates representing Shares issued under the Plan. A Participant shall, at the request of Mustang, promptly present to Mustang any and all certificates representing Shares acquired pursuant to a Purchase Right in the possession of the Participant in order to carry out the provisions of this paragraph 19. Unless otherwise specified by Mustang, legends placed on such certificates may include but shall not be limited to the following:
“THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED BY THE CORPORATION TO THE REGISTERED HOLDER UPON THE PURCHASE OF SHARES UNDER THE EMPLOYEE STOCK PURCHASE PLAN AS DEFINED IN SECTION 423 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, THE TRANSFER AGENT FOR THE SHARES EVIDENCED HEREBY SHALL NOTIFY THE CORPORATION IMMEDIATELY OF ANY TRANSFER OF THE SHARES BY THE REGISTERED HOLDER HEREOF MADE ON OR BEFORE     . THE REGISTERED HOLDER SHALL HOLD ALL SHARES PURCHASED UNDER THE PLAN IN THE REGISTERED HOLDER’S NAME (AND NOT IN THE NAME OF ANY NOMINEE) PRIOR TO THIS DATE.”
20. Notification of Sale of Shares.   Mustang may require a Participant to give Mustang prompt notice of any disposition of Shares acquired by exercise of a Purchase Right within two (2) years from the date of granting such Purchase Right or one year from the date of exercise of such Purchase Right. Mustang may require that until such time as a Participant disposes of Shares acquired upon exercise of a Purchase Right, the Participant shall hold all such Shares in the Participant’s name (and not in the name of any nominee) until the lapse of the time periods with respect to such Purchase Right referred to in the preceding sentence. Mustang may direct that the certificates evidencing Shares acquired by exercise of a Purchase Right refer to such requirement to give prompt notice of disposition.
21. Amendment or Termination of the Plan.   The Board may at any time amend or terminate the Plan, except that such termination shall not affect Purchase Rights previously granted under the Plan, nor may any amendment make any change in a Purchase Right previously granted under the Plan which would adversely affect the right of any Participant (except to the extent permitted by the Plan or as may be necessary to qualify the Plan as an employee stock purchase plan pursuant to section 423 of the Code or to obtain qualification or registration of the Shares under applicable foreign, federal or state securities laws). In addition, an amendment to the Plan must be approved by the stockholders of the Company within twelve (12) months of the adoption of such amendment if such amendment would change the number of Shares authorized for issuance under the Plan or would change the definition of the employees (or class of employees) eligible to participate in the Plan, including the corporations that may be designated by the Board as Participating Companies.

22. Section 409A.   The Purchase Rights under the Plan are not intended to constitute “nonqualified deferred compensation” within the meaning of section 409A of the Code. However, if at any time the Board or other administrator determines that the Purchase Rights may be subject to section 409A of the Code, the Board or other administrator shall have the right, in its sole discretion, to amend the Plan and any outstanding Purchase Rights as it may determine is necessary or desirable either to (a) exempt the Purchase Rights from section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Purchase Rights, or (b) comply with the requirements of section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.
The foregoing Mustang Bio, Inc. 2019 Employee Stock Purchase Plan was duly adopted by the Board of Directors of the Company on the 27th day of March, 2019.

MUSTANGBIO

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| | For All | Withhold All | For All Except |
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| **1.** Election of Directors | ☐ | ☐ | ☐ |

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

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**Nominees**

| | Yes | No |
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Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

0000422552_1 R1.0.1.18

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.KEEP THIS PORTION FOR YOUR RECORDSDETACH AND RETURN THIS PORTION ONLYTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTo withhold authority to vote for anyindividual nominee(s), mark “For AllExcept” and write the number(s) of thenominee(s) on the line below.0 0 00 0 00 0 00 00000422552_1 R1.0.1.18For Withhold For AllAll All ExceptThe Board of Directors recommends you vote FORthe following:1. Election of DirectorsNominees01 Michael S. Weiss 02 Lindsay Rosenwald, M.D. 03 Neil Herskowitz 04 Manuel Litchman, M.D. 05 Michael Zelefsky, M.D.06 Adam J. ChillMUSTANG BIO, INC.2 GANSEVOORT STREET9TH FLOORNEW YORK NY 10014VOTE BY INTERNET - www.proxyvote.comUse the Internet to transmit your voting instructions and for electronic delivery ofinformation. Vote by 11:59 P.M. ET on 06/17/2019. Have your proxy card in hand whenyou access the web site and follow the instructions to obtain your records and to createan electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials,you can consent to receiving all future proxy statements, proxy cards and annual reportselectronically via e-mail or the Internet. To sign up for electronic delivery, please followthe instructions above to vote using the Internet and, when prompted, indicate that youagree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ETon 06/17/2019. Have your proxy card in hand when you call and then follow theinstructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we haveprovided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood,NY 11717.The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain2 Ratify the appointment of BDO USA, LLP as the company's independent registered public accounting firm for theyear ending December 31, 2019.3 To approve the Mustang Bio, Inc. 2019 Employee Stock Purchase Plan.NOTE: Such other business as may properly come before the meeting or any adjournment thereof.Please sign exactly as your name(s) appear(s) hereon. When signing asattorney, executor, administrator, or other fiduciary, please give fulltitle as such. Joint owners should each sign personally. All holders mustsign. If a corporation or partnership, please sign in full corporate orpartnership name, by authorized officer.Yes NoPlease indicate if you plan to attend this meeting

0000422552_2 R1.0.1.18Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.comMUSTANG BIO, INC.Annual Meeting of StockholdersJune 18, 2019 3:00 PM EDTThis proxy is solicited by the Board of DirectorsThe stockholder(s) hereby appoints Manuel Litchman, M.D. and Brian Achenbach, or either of them, as proxies,each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, asdesignated on the reverse side of this ballot, all of the shares of  (Common/Preferred) stock of MUSTANG BIO,INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 3:00 PM,EDT on June 18, 2019, at the offices of Alston & Bird LLP located at 90 Park Avenue, New York, NY 10016, andany adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction ismade, this proxy will be voted in accordance with the Board of Directors' recommendations.Continued and to be signed on reverse side